UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – November 27, 2023

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-1147
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 27, 2023, West Pharmaceutical Services, Inc. (the “Company”) executed an amendment to the global master supply agreement (the “Amendment”) with ExxonMobil Product Solutions Company (“EMPSC”). The Amendment is effective for the period January 1, 2024 through December 31, 2028.

Under the Amendment, EMPSC and certain of its subsidiaries have agreed to supply certain identified Exxon® (Exxon is a registered trademark of ExxonMobil Product Solutions Company) butyl polymers to the Company and certain of its subsidiaries and affiliates. The EMPSC products are used as a principal raw material in a broad range of the Company’s polymer-based pharmaceutical packaging products.

The summary of the terms is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.40 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	10.40+	Amendment No. 1 to Global Master Supply Agreement, entered into on November 27, 2023, and effective from January 1, 2024 through December 31, 2028, between West Pharmaceutical Services, Inc. and ExxonMobil Product Solutions Company.
	104	The cover page from the Company’s Current Report on Form 8-K, dated November 27, 2023, formatted in Inline XBRL.

+Portions of this exhibit (indicated therein by asterisks) have been omitted for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ Bernard J. Birkett
Bernard J. Birkett
Senior Vice President, Chief Financial and Operations Officer

November 30, 2023

EXHIBIT INDEX

Exhibit No.	Description
10.40+
Amendment No. 1 to Global Master Supply Agreement, entered into on November 27, 2023, and effective from January 1, 2024 through December 31, 2028, between West Pharmaceutical Services, Inc. and ExxonMobil Product Solutions Company.

104	The cover page from the Company’s Current Report on Form 8-K, dated November 27, 2023, formatted in Inline XBRL.
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